UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                       January 11, 2007 (January 8, 2007)


                               ANTS SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)


        Delaware                         000-16299               13-3054685
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(State or other jurisdiction            (Commission           (I.R.S. Employer
    of incorporation)                   File Number)         Identification No.)


     700 Airport Blvd. Suite 300, Burlingame, CA                     94010
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      (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (650) 931-0500


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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

Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

         On January 8, 2007 Homer G. Dunn resigned from the Board of directors of the Registrant.

Item 8.01. Other Matters.

         "I've found my service on the board to be challenging and I'm pleased with the progress ANTs has made during my tenure," said Homer Dunn. "Due to personal reasons, I can no longer continue on the board, however I remain a supporter of the company and wish the entire ANTs team and shareholders the best."

          "On behalf of everyone at ANTs, I would like to express sincere thanks and appreciation for Homer's six years of service on the board of directors," said Joseph Kozak, CEO of ANTs software inc. "Homer brought valuable insights, advice and counsel to his role as a director. We all wish him well in future endeavors."


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                ANTs software inc.


Date: January 11, 2007          By:     /s/ Kenneth Ruotolo
                                        --------------------------------
                                        Kenneth Ruotolo, Chief Financial Officer